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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        March 25, 2002
                                                 -------------------------------



                             DIGI INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-17972                 41-1532464
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)



               11001 BREN ROAD EAST
               MINNETONKA, MINNESOTA                               55343
     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code      (952) 912-3444
                                                   -----------------------------



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On March 25, 2002, Digi International Inc. ("Digi") completed the sale of substantially all of the assets of its MiLAN legacy business to a wholly-owned subsidiary of Communications Systems, Inc. ("CSI") pursuant to that certain Asset Purchase Agreement, dated as of March 21, 2002, by and between Digi and CSI, as amended by that certain Amendment No. 1 to Asset Purchase Agreement, dated as of March 25, 2002.

         CSI paid Digi $8.1 million in cash for such assets, subject to a possible post-closing adjustment, and assumed Digi's liability to certain employees of the MiLAN business for anticipated severance costs and accrued vacation and holiday pay totaling $243,000.

         Additional information regarding the terms of the disposition are included in the Asset Purchase Agreement, as amended, and press releases attached as exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

B.       Pro Forma Financial Information

The pro forma financial information required by this Item will be filed as soon as practicable, and in any event not later than June 10, 2002.

C.       Exhibits

    2.1 Asset Purchase Agreement, dated as of March 21, 2002, by and between Digi International Inc. and Communications Systems, Inc.

            The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

    2.2 Amendment No. 1 to Asset Purchase Agreement, dated as of March 25, 2002, by and between Digi International Inc. and Communications Systems, Inc.

            The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

   99.1     Press release dated March 22, 2002.

   99.2     Press release dated March 25, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DIGI INTERNATIONAL INC.



Date: April 5, 2002              By   /s/ Subramanian Krishnan
                                   ---------------------------------------------
                                      Subramanian Krishnan
                                      Senior Vice President, Chief Financial
                                      Officer and Treasurer












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                                INDEX TO EXHIBITS

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Exhibit
Number        Description                                                       Method of Filing
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



   2.1         Asset Purchase Agreement, dated as of March 21, 2002, by and between Digi International Inc. and Communications
               Systems, Inc...................................................  Electronic Transmission

   2.2         Amendment No. 1 to Asset Purchase Agreement, dated as of March
               25, 2002, by and between Digi International Inc. and
               Communications Systems, Inc....................................  Electronic Transmission

  99.1         Press release dated March 22, 2002.............................  Electronic Transmission

  99.2         Press release dated March 25, 2002.............................  Electronic Transmission

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